DELAWARE POOLED TRUST

Supplement to the
Statement of Additional Information
dated February 28, 2003
(as amended May 1, 2003)

The following supplements the section in the Statement of Additional Information entitled "Investment Policies, Portfolio Techniques and Risk Considerations":

Swaps, Caps, Floors and Collars (The Intermediate Fixed Income, The Core Fixed Income and The Core Plus Fixed Income Portfolios)

          The Intermediate Fixed Income, The Core Fixed Income and The Core Plus Fixed Income Portfolios may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. The Portfolios intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may each be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

          A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Portfolios believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to their borrowing restrictions. No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moodys or is determined to be of equivalent credit quality by the Manager. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

This Supplement is dated October 13, 2003.